Exhibit 10.2

STORE MASTER FUNDING I, LLC

as an Issuer,

STORE MASTER FUNDING II, LLC

as an Issuer,

STORE MASTER FUNDING III, LLC

as an Issuer,

STORE MASTER FUNDING IV, LLC

as an Issuer,

STORE MASTER FUNDING V, LLC

as an Issuer,

STORE MASTER FUNDING VI, LLC

as an Issuer,

and

EACH JOINING PARTY

each, as an Issuer,

STORE CAPITAL CORPORATION

as Property Manager and Special Servicer,

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

as Back-Up Manager

and

CITIBANK, N.A.,

not individually but solely as Indenture Trustee

FIRST AMENDMENT TO THE

FOURTH AMENDED AND RESTATED PROPERTY MANAGEMENT AND SERVICING AGREEMENT

Effective as July 10, 2015

__________________________

Net-Lease Mortgage Notes

FIRST AMENDMENT TO THE

FOURTH AMENDED AND RESTATED PROPERTY MANAGEMENT AND SERVICING AGREEMENT

This First Amendment to the Fourth Amended and Restated Property Management and Servicing Agreement is effective as of July 10, 2015 and is made among STORE Master Funding I, LLC, as an issuer (an “Issuer”), STORE Master Funding II, LLC, as an issuer (an “Issuer”), STORE Master Funding III, LLC, as an issuer (an “Issuer”), STORE Master Funding IV, LLC, as an issuer (an “Issuer”), STORE Master Funding V, LLC, as an issuer (an “Issuer”), STORE Master Funding VI, LLC, as an issuer (an “Issuer”), each Joining Party, each as an issuer (each, an “Issuer”), STORE Capital Corporation, a Maryland corporation, as property manager and special servicer (together with its successors in such capacities, the “Property Manager” and “Special Servicer,” respectively), Citibank, N.A., not individually but solely as indenture trustee (together with its successors in such capacity, the “Indenture Trustee”) and Midland Loan Services, a division of PNC Bank, National Association, as Back-Up Manager (together with its successors in such capacity, the “Back-Up Manager”) (collectively, the “Parties”). Any capitalized term used herein and not otherwise defined shall have the meaning ascribed to such term in the Fourth Amended and Restated Property Management Agreement (as hereinafter defined).

RECITALS

WHEREAS, STORE Master Funding I, STORE Master Funding II, STORE Master Funding III, STORE Master Funding IV, STORE Master Funding V, the Property Manager, the Special Servicer, the Indenture Trustee and the Back-up Manager, entered into the Fourth Amended and Restated Property Management and Servicing Agreement, dated April 16, 2015 (the “Fourth Amended and Restated Property Management Agreement”); and

WHEREAS, the Parties hereto wish to amend certain provisions in the Fourth Amended and Restated Property Management Agreement as further described in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Fourth Amended and Restated Property Management Agreement as follows:

1.Definitions.  The definition of “Back-Up Fee Rate” is hereby deleted in its entirety and replaced with the following definition:

“Back-Up Fee Rate”:  With respect to each Property, a monthly rate equal to the product of (i) one-twelfth and (ii) 0.010%.

2.Effectiveness.  The parties hereto acknowledge and agree that the effectiveness of this modification to the Back-Up Fee Rate will begin with the period relating to the July 2015 Payment Date.

3.Ratification.  Except as expressly stated herein, the Fourth Amended and Restated Property Management Agreement shall remain in full force and effect.  If there is any conflict between the Fourth Amended and Restated Property Management Agreement and the terms of this Amendment, the terms of this Amendment shall control.

IN WITNESS WHEREOF, the Issuers, the Property Manager and Special Servicer, the Back-Up Manager and the Indenture Trustee have caused this Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

STORE CAPITAL CORPORATION, a Maryland corporation, as Property Manager and Special Servicer
By: /s/ Michael J. Zieg Michael J. Zieg Executive Vice President

STORE MASTER FUNDING I, LLC, a Delaware limited liability company, as Issuer
By: /s/ Michael J. Zieg Michael J. Zieg Executive Vice President
STORE MASTER FUNDING II, LLC, a Delaware limited liability company, as Issuer
By: /s/ Michael J. Zieg Michael J. Zieg Executive Vice President
STORE MASTER FUNDING III, LLC, a Delaware limited liability company, as Issuer
By: /s/ Michael J. Zieg Michael J. Zieg Executive Vice President

First Amendment to the Fourth Amended and Restated Property Management Agreement - STORE 2015-1

STORE MASTER FUNDING IV, LLC, a Delaware limited liability company, as Issuer
By: /s/ Michael J. Zieg Michael J. Zieg Executive Vice President
STORE MASTER FUNDING V, LLC, a Delaware limited liability company, as Issuer
By: /s/ Michael J. Zieg Michael J. Zieg Executive Vice President
STORE MASTER FUNDING VI, LLC, a Delaware limited liability company, as Issuer
By: /s/ Michael J. Zieg Michael J. Zieg Executive Vice President

First Amendment to the Fourth Amended and Restated Property Management Agreement - STORE 2015-1

CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee By: /s/ John Hannon John Hannon Vice President Authorized Signatory

First Amendment to the Fourth Amended and Restated Property Management Agreement - STORE 2015-1

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION, as Back-Up Manager By: /s/ Cynthia A. Bicknell Cynthia A. Bicknell Senior Vice President

First Amendment to the Fourth Amended and Restated Property Management Agreement - STORE 2015-1

STATE OF ARIZONA)

)ss.:

COUNTY OF MARICOPA)

On the 7 day of July, 2015, before me, a notary public in and for said State, personally appeared Michael J. Zieg, known to me to be the Executive Vice President of STORE MASTER FUNDING I, LLC, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Susan M. Fitzgerald
Notary Public

[Notarial Seal]

First Amendment to the Fourth Amended and Restated Property Management Agreement - STORE 2015-1

STATE OF ARIZONA)

)ss.:

COUNTY OF MARICOPA)

On the 7 day of July, 2015, before me, a notary public in and for said State, personally appeared Michael J. Zieg, known to me to be the Executive Vice President of STORE MASTER FUNDING II, LLC, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Susan M. Fitzgerald
Notary Public

 [Notarial Seal]

First Amendment to the Fourth Amended and Restated Property Management Agreement - STORE 2015-1

STATE OF ARIZONA)

)ss.:

COUNTY OF MARICOPA)

On the 7 day of July, 2015, before me, a notary public in and for said State, personally appeared Michael J. Zieg, known to me to be the Executive Vice President of STORE MASTER FUNDING III, LLC, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Susan M. Fitzgerald
Notary Public

[Notarial Seal]

First Amendment to the Fourth Amended and Restated Property Management Agreement - STORE 2015-1

STATE OF ARIZONA)

)ss.:

COUNTY OF MARICOPA)

On the 7 day of July, 2015, before me, a notary public in and for said State, personally appeared Michael J. Zieg, known to me to be the Executive Vice President of STORE MASTER FUNDING IV, LLC, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Susan M. Fitzgerald
Notary Public

[Notarial Seal]

First Amendment to the Fourth Amended and Restated Property Management Agreement - STORE 2015-1

STATE OF ARIZONA)

)ss.:

COUNTY OF MARICOPA)

On the 7 day of July, 2015, before me, a notary public in and for said State, personally appeared Michael J. Zieg, known to me to be the Executive Vice President of STORE MASTER FUNDING V, LLC, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Susan M. Fitzgerald
Notary Public

[Notarial Seal]

First Amendment to the Fourth Amended and Restated Property Management Agreement - STORE 2015-1

STATE OF ARIZONA)

)ss.:

COUNTY OF MARICOPA)

On the 7 day of July, 2015, before me, a notary public in and for said State, personally appeared Michael J. Zieg, known to me to be the Executive Vice President of STORE MASTER FUNDING VI, LLC, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Susan M. Fitzgerald
Notary Public

 [Notarial Seal]

First Amendment to the Fourth Amended and Restated Property Management Agreement - STORE 2015-1

STATE OF NEW YORK)

)ss.:

COUNTY OF NEW YORK)

On the 1st day of July, 2015, before me, a notary public in and for said State, personally appeared John Hannon, known to me to be the Vice President of CITIBANK, N.A., and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Noreen Santos
Notary Public

[Notarial Seal]

First Amendment to the Fourth Amended and Restated Property Management Agreement - STORE 2015-1

STATE OF ARIZONA)

)ss.:

COUNTY OF MARICOPA)

On the 7 day of July, 2015, before me, a notary public in and for said State, personally appeared Michael J. Zieg, known to me to be the Executive Vice President of STORE CAPITAL CORPORATION, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Susan M. Fitzgerald
Notary Public

[Notarial Seal]

First Amendment to the Fourth Amended and Restated Property Management Agreement - STORE 2015-1

STATE OF KANSAS)

)ss.:

COUNTY OF JOHNSON)

On the 1st day of July, 2015, before me, a notary public in and for said State, personally appeared Cynthia A. Bicknell,  known to me to be the Senior Vice President of MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Brent Kinder
Notary Public

[Notarial Seal]

First Amendment to the Fourth Amended and Restated Property Management Agreement - STORE 2015-1